UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2006, our Board of Directors approved new base salaries for Mr. William B. Moore, our President and Chief Operating Officer, Mr. Mark A. Ruelle, our Executive Vice President and Chief Financial Officer, and Mr. Douglas R. Sterbenz, our Executive Vice President, Generation and Marketing, of $450,000, $350,000 and $350,000, respectively. The changes in base salary will become effective on December 23, 2006, January 14, 2007 and April 10, 2007, respectively. These dates are the expiration dates of the current four-year employment letters with Mr. Moore, Mr. Ruelle and Mr. Sterbenz, respectively, pursuant to which they have been paid base salaries of $400,000, $275,000 and $275,000, respectively, over the four-year terms of the employment letters. The employment letters will not be replaced or extended when they expire. None of these officers participates in any bonus or short-term incentive plan. They participate in the same employee benefit plans and programs provided to all of our non-union employees.

On January 2, 2007, Mr. Moore, Mr. Ruelle and Mr. Sterbenz will also receive three-year awards of restricted share units and associated dividend equivalents having a combined grant date value of $550,000, $500,000 and $500,000, respectively, on an annual basis. The number of restricted share units in the award will be determined based on such annual grant date value, our closing stock price on December 29, 2006, and our annualized per share common stock dividend on such date. One-third of the award will vest on each of the first three anniversaries of January 2, 2007 if, in the case of each installment, the officer’s employment with us continues uninterrupted through the applicable vesting date. A prorated portion of the award will also vest if we terminate the officer’s employment other than for cause, the officer terminates his employment for good reason, or the officer’s employment terminates on account of death, disability or retirement. The form of the restricted share unit award document is attached as an exhibit to this report.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Westar Energy, Inc. Restricted Share Units Award

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: December 19, 2006	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Form of Restricted Share Units Award